EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Spartan Stores, Inc.
Grand Rapids, Michigan

We consent to the incorporation by reference in Registration Statement No. 33-110952 of Spartan Stores, Inc. Supplemental Savings Plan for Directors, Registration Statement No. 333-110593 of Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, Registration Statement No. 33-47443 of Spartan Stores, Inc. 1991 Stock Option Plan, Registration Statement No. 33-65802 of Spartan Stores, Inc. 2001 Stock Incentive Plan, Registration Statement No. 333-66430 of Spartan Stores, Inc. Savings Plus Plan, Spartan Stores, Inc. Savings Plus Plan for Union Associates, Spartan Retail Savings Plus Plan, Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and the Post Effective Amendment No. 1 thereto, Registration Statement No. 333-71774 of Spartan Stores, Inc. 2001 Stock Bonus Plan, Registration Statement No. 333-72010 of Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, Registration Statement No. 333-75810 of Spartan Stores, Inc. Supplemental Executive Savings Plan, Registration Statement No. 333-100794 of Spartan Stores, Inc. Savings Plus Plan, Spartan Stores, Inc. Savings Plus Plan for Union Associates, Spartan Retail Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates on Forms S-8, Registration Statement No. 333-53672 of Spartan Stores, Inc. Prospectus on Form S-3 and Amendments No. 1 and No. 2 thereto, and Registration Statement No. 333-129156 of Spartan Stores, Inc. Stock Incentive Plan of 2005 of our reports dated May 5, 2006, relating to the consolidated financial statements of Spartan Stores, Inc. and subsidiaries, and management's report on the effectiveness of internal control over financial reporting appearing in the Annual Report on Form 10-K of Spartan Stores, Inc. and subsidiaries for the year ended March 25, 2006.

/s/ Deloitte & Touche LLP

Grand Rapids, Michigan
May 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Spartan Stores, Inc.
Grand Rapids, MI

We agree to the inclusion in the Annual Report on Form 10-K dated May 19, 2006, of our report, dated March 28, 2006, on our audit of the financial statements of D&W Food Centers, Inc. and Subsidiary as of and for the 52 weeks ended December 25, 2005.

/s/ Deloitte & Touche LLP

Grand Rapids, Michigan
May 19, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Spartan Stores, Inc.
Grand Rapids, Michigan

We consent to the incorporation by reference in Registration Statement No. 33-110952 of Spartan Stores, Inc. Supplemental Savings Plan for Directors, Registration Statement No. 333-110593 of Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, Registration Statement No. 33-47443 of Spartan Stores, Inc. 1991 Stock Option Plan, Registration Statement No. 33-65802 of Spartan Stores, Inc. 2001 Stock Incentive Plan, Registration Statement No. 333-66430 of Spartan Stores, Inc. Savings Plus Plan, Spartan Stores, Inc. Savings Plus Plan for Union Associates, Spartan Retail Savings Plus Plan, Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates, and the Post Effective Amendment No. 1 thereto, Registration Statement No. 333-71774 of Spartan Stores, Inc. 2001 Stock Bonus Plan, Registration Statement No. 333-72010 of Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, Registration Statement No. 333-75810 of Spartan Stores, Inc. Supplemental Executive Savings Plan, Registration Statement No. 333-100794 of Spartan Stores, Inc. Savings Plus Plan, Spartan Stores, Inc. Savings Plus Plan for Union Associates, Spartan Retail Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for J.F. Walker Company Associates on Forms S-8, Registration Statement No. 333-53672 of Spartan Stores, Inc. Prospectus on Form S-3 and Amendments No. 1 and No. 2 thereto, and Registration Statement No. 333-129156 of Spartan Stores, Inc. Stock Incentive Plan of 2005 of our report dated March 28, 2006, relating to the consolidated financial statements of D&W Food Centers, Inc. and subsidiary appearing in the Annual Report on Form 10-K of Spartan Stores, Inc. and subsidiaries for the year ended March 25, 2006.

/s/ Deloitte & Touche LLP

Grand Rapids, Michigan
May 19, 2006